UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2020

FACEBANK GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	000-55353	26-4330545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1115 Broadway, 12th Floor, New York, NY	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212)-537-5775

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.[  ]

Item 1.01	Entry into a Material Definitive Agreement

On April 21, 2020, FaceBank Group, Inc., a Florida corporation (“FaceBank”), entered into an amendment (the “Amendment”) to the Note Purchase Agreement, dated as of March 19, 2020 (the “Note Purchase Agreement”), by and among FaceBank, fuboTV Inc., a Delaware corporation (f/k/a FuboTV Acquisition Corp.) (“fuboTV”), Evolution AI Corporation (“Evolution”), a Florida corporation, Pulse Evolution Corporation, a Nevada corporation (“Pulse”, and collectively with FaceBank, fuboTV and Evolution, the “Borrower”), and FB Loan Series I, LLC (“FB Loan”), a Delaware limited liability company.

Pursuant to the Note Purchase Agreement, the Borrower agreed, among other things that (i) FaceBank shall file a registration statement with the U.S. Securities and Exchange Commission (the “Commission”) regarding the purchase and sale of 784,617 shares (the “Shares”) of FaceBank’s common stock, par value $0.0001 per share (the “Common Stock”) and any shares of capital stock issuable upon exercise of a warrant to purchase 3,269,231 shares of Common Stock (the “Warrant Shares”); and (ii) FaceBank shall have filed an application to list FaceBank’s Common Stock for trading on the NASDAQ exchange, on or before the date that is thirty (30) days following the closing date of the Note Purchase Agreement. Pursuant to the Amendment, the covenants set forth in (i) and (ii) above were replaced with the following:

(i) If FaceBank decides to register any of its securities either for its own account or the account of a security holder or holders on any registration form (other than Form S-4 or S-8), FaceBank shall include in such registration all of the Shares and the Warrant Shares (collectively, the “Registrable Securities” and such registration of the Registrable Securities, a “Piggyback Registration”); provided, however, that if a Piggyback Registration does not occur on or prior to May 25, 2020, FaceBank shall file a registration statement with the Commission to register the Registrable Securities and to permit or facilitate the sale and distribution of the Registrable Securities on or prior to May 25, 2020; and

(ii) FaceBank shall have initiated the process to list its capital stock for trading on a national exchange (e.g., NYSE or Nasdaq) on or before the date that is thirty (30) days following March 19, 2020.

The foregoing descriptions of the Amendment and the Note Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment and the Note Purchase Agreement, filed as Exhibit 10.1 and 10.2, respectively, and incorporated by reference into this Item 1.01.

Item 5.03	Amendment of Certificate of Incorporation

On April 23, 2020, the certificate of incorporation of fuboTV was amended and restated in its entirety to read as set forth in the Sixth Amended and Restated Certificate of Incorporation, filed as Exhibit 3.1 hereto and incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Sixth Amended and Restated Certificate of Incorporation of fuboTV Inc.
10.1	Amendment to the Note Purchase Agreement dated as of March 19, 2020 by and among FaceBank Group, Inc., fuboTV Acquisition Corp., Evolution AI Corporation and Pulse Evolution Corporation,
10.2	Note Purchase Agreement dated as of March 19, 2020 by and among FaceBank Group, Inc., fuboTV Acquisition Corp., Evolution AI Corporation and Pulse Evolution Corporation, and FB Loan Series I, LLC (previously filed as Exhibit 10.4 to FaceBank’s current report on Form 8-K filed March 23, 2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FACEBANK GROUP, INC.

Date: April 27, 2020	By	/s/ David Gandler
	Name:	David Gandler
	Title:	Chief Executive Officer